Exhibit 99.1

News Release

Valspar Reports Fiscal 2014 Second-Quarter Results

•	Second quarter net sales increased 10 percent to $1.1 billion
•	Second quarter diluted EPS (as adjusted) $1.07, increased 18 percent versus prior year
•	Volumes increased 10 percent driven by strength in Coatings and Paints segments
•	Fiscal 2014 annual diluted EPS (as adjusted) guidance reaffirmed at $3.95 to $4.15

Minneapolis – (BUSINESS WIRE) – May 19, 2014 – The Valspar Corporation (NYSE: VAL) today reported second quarter 2014 net sales of $1.1 billion, an increase of 10 percent over the prior year. Reported net income and earnings per diluted share for the current year includes nonrecurring items, which are detailed in the “Reconciliation of Non-GAAP Financial Measures” included in this release. Second quarter 2014 adjusted net income and earnings per diluted share, excluding these nonrecurring items, were $93 million and $1.07, respectively. Second quarter 2013 adjusted net income and earnings per diluted share were $83 million and $0.91, respectively.

“We are pleased to report another strong quarter of volume and sales growth from both our Coatings and Paints segments,” said Gary E. Hendrickson, chairman and chief executive officer. “We are successfully executing our growth plans by integrating acquisitions, scaling new business wins and improving productivity. These efforts are evident in our results as sales for the first half of the fiscal year increased 9 percent and adjusted diluted EPS is up 17 percent. We remain focused on executing these initiatives to achieve our full year sales and earnings growth objectives.”

Net sales in the Paints segment increased 8 percent to $472 million in the second quarter of 2014. Volume increased in all geographic regions including the U.S., China and Australia. Volume growth in the U.S. increased over 10 percent. Paints segment adjusted earnings before interest and taxes (EBIT) of $57 million was down slightly from the prior year due to planned increases in advertising and marketing investments to support new retail programs in both the home improvement and independent hardware channels, and higher incentive compensation expense.

Net sales in the Coatings segment increased 12 percent to $603 million in the second quarter of 2014. Excluding acquisitions, volumes in the segment increased 4 percent. Volume growth was led by another quarter of increases in Packaging coatings and Wood coatings. General Industrial and Coil coatings volumes declined mid-single digits in the second quarter due to uneven end market demand and supply chain disruptions caused by inclement weather conditions in the U.S. Coatings segment adjusted EBIT of $101 million increased 21 percent as a result of acquisitions, increased volume, improved sales mix and productivity initiatives.

The company reaffirmed its full year diluted EPS (as adjusted) guidance of $3.95 to $4.15.

An earnings conference call is scheduled for 11:00 a.m. Eastern Time (10:00 a.m. Central Time) today and will be webcast and accessible from the Investor Relations section of Valspar’s website at www.valsparglobal.com/investors. Those unable to participate during the live broadcast can access an archive of the call on the Valspar website. An audio replay of the call will be available from 12:30 p.m. Central Time, Monday, May 19, through midnight, Monday, June 2, by dialing +1 800-475-6701 from within the U.S. or +1 (320) 365-3844 from outside of the U.S., using access code 325132.

About The Valspar Corporation
The Valspar Corporation (NYSE: VAL) is a global leader in the paint and coatings industry. Since 1806, Valspar has been dedicated to bringing customers the latest innovations, the finest quality and the best customer service in the coatings industry. For more information, visit www.valsparglobal.com.

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Investor Contact:

Tyler Treat

612.851.7358

ttreat@valspar.com

FORWARD-LOOKING STATEMENTS

Certain statements contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance. Forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements. Any statement that is not historical in nature is a forward-looking statement. We may identify forward-looking statements with words and phrases such as “expects,” “projects,” “estimates,” “anticipates,” “believes,” “could,” “may,” “will,” “plans to,” “intend,” “should” and similar expressions. These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions; risks and uncertainties associated with operations and achievement of profitable growth in developing markets, including Asia and Central and South America; loss of business with key customers; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters; our ability to respond to technology changes and to protect our technology; possible interruption, failure or compromise of the information systems we use to operate our business; changes in governmental regulation, including more stringent environmental, health and safety regulations; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business; unusual weather conditions adversely affecting sales; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations; the nature, cost and outcome of pending and future litigation and other legal proceedings; and civil unrest and the outbreak of war and other significant national and international events. We undertake no obligation to subsequently revise any forward-looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law.

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THE VALSPAR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
For the Three and Six Months Ended April 25, 2014 and April 26, 2013
(Dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	April 25,	April 26,	April 25,	April 26,
	2014	2013	2014	2013

Net Sales	$1,130,178	$1,031,219	$2,086,297	$1,906,461
Cost of Sales	741,151	685,997	1,372,111	1,266,888
Restructuring Charges - Cost of Sales	8,269	6,669	14,375	6,669
Gross Profit	380,758	338,553	699,811	632,904
Research and Development	35,585	34,161	66,143	66,435
Selling, General and Administrative	201,512	171,221	388,747	339,767
Restructuring Charges	587	2,651	6,287	2,651
Operating Expenses	237,684	208,033	461,177	408,853
Income From Operations	143,074	130,520	238,634	224,051
Interest Expense	15,756	15,988	31,688	31,861
Other (Income) Expense, Net	318	27	689	977
Income Before Income Taxes	127,000	114,505	206,257	191,213
Income Taxes	41,041	37,597	66,745	59,276
Net Income	$85,959	$76,908	$139,512	$131,937

Average Number of Shares O/S - basic	84,161,922	88,416,020	84,654,825	88,946,806
Average Number of Shares O/S - diluted	86,523,938	91,165,745	87,081,533	91,781,907

Net Income per Common Share - basic	$1.02	$0.87	$1.65	$1.48
Net Income per Common Share - diluted	$0.99	$0.84	$1.60	$1.44

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THE VALSPAR CORPORATION
SEGMENT INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)
For the Three and Six Months Ended April 25, 2014 and April 26, 2013
(Dollars in thousands)

	Three Months Ended				Six Months Ended
	April 25,		April 26,		April 25,		April 26,
	2014		2013		2014		2013

Coatings Segment[1]
Net Sales	$602,599		$536,699		$1,151,184		$1,034,315
Earnings Before Interest and Taxes (EBIT)	98,047		80,236		168,022		154,576

Key Metrics (GAAP):
Sales Growth	12.3%		(0.7%	)	11.3%		(0.1%	)
EBIT, % of Net Sales	16.3%		14.9%		14.6%		14.9%

Key Metrics (non-GAAP)[2]:
Adjusted EBIT	$100,686		$82,961		$179,281		$157,301
Adjusted EBIT, % of Net Sales	16.7%		15.5%		15.6%		15.2%

Paints Segment[1]
Net Sales	$471,830		$437,954		$833,235		$767,033
EBIT	50,423		52,902		81,420		75,445

Key Metrics (GAAP):
Sales Growth	7.7%		2.7%		8.6%		0.2%
EBIT, % of Net Sales	10.7%		12.1%		9.8%		9.8%

Key Metrics (non-GAAP)[2]:
Adjusted EBIT	$56,759		$59,089		$90,575		$81,632
Adjusted EBIT, % of Net Sales	12.0%		13.5%		10.9%		10.6%

Other and Administrative
Net Sales	$55,749		$56,566		$101,878		$105,113
EBIT	(5,714)		(2,645)		(11,497)		(6,947)

Key Metrics (GAAP):
Sales Growth	(1.4%	)	(14.0%	)	(3.1%	)	(10.5%	)
EBIT, % of Net Sales	(10.2%	)	(4.7%	)	(11.3%	)	(6.6%	)

Key Metrics (non-GAAP)[2]:
Adjusted EBIT	$(5,833)		$(2,237)		$(11,249)		$(6,539)
Adjusted EBIT, % of Net Sales	(10.5%	)	(4.0%	)	(11.0%	)	(6.2%	)

  1  Certain insignificant products formerly classified in the Paints segment are now classified in the Coatings segment.

  2  The information on this page includes non-GAAP financial measures. Please refer to the "RECONCILIATION OF NON-GAAP FINANCIAL MEASURES" included in this release for detailed information.

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THE VALSPAR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
As of April 25, 2014 and April 26, 2013
(Dollars in thousands)

	April 25,	April 26,
	2014	2013

Assets
Current Assets:
Cash and Cash Equivalents	$116,503	$228,309
Restricted Cash	2,966	20,423
Accounts and Notes Receivable, Net	852,678	711,599
Inventories	497,579	432,837
Deferred Income Taxes	40,754	43,697
Prepaid Expenses and Other	112,018	94,810
Total Current Assets	1,622,498	1,531,675
Goodwill	1,144,042	1,070,557
Intangibles, Net	603,978	549,576
Other Assets	76,527	37,469
Long-Term Deferred Income Taxes	7,021	5,092
Property, Plant & Equipment, Net	638,096	553,262
Total Assets	$4,092,162	$3,747,631

Liabilities and Stockholders' Equity
Current Liabilities:
Short-term Debt	$556,672	$328,133
Current Portion of Long-Term Debt	—	31,615
Trade Accounts Payable	606,614	507,386
Income Taxes	33,810	22,634
Other Accrued Liabilities	382,000	330,116
Total Current Liabilities	1,579,096	1,219,884
Long Term Debt, Net of Current Portion	1,092,419	1,012,550
Deferred Income Taxes	238,664	217,137
Other Long-Term Liabilities	134,117	155,791
Total Liabilities	3,044,296	2,605,362
Stockholders' Equity	1,047,866	1,142,269
Total Liabilities and Stockholders' Equity	$4,092,162	$3,747,631

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THE VALSPAR CORPORATION
SELECTED INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)
For the Three and Six Months Ended April 25, 2014 and April 26, 2013
(Dollars in thousands)

	Three Months Ended		Six Months Ended
	April 25,	April 26,	April 25,	April 26,
	2014	2013	2014	2013

Depreciation and Amortization	$24,492	$21,608	$52,634	$42,177

Capital Expenditures	29,630	16,155	50,621	30,105

Dividends Paid	21,954	20,441	44,180	41,120

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THE VALSPAR CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)
For the Three Months Ended April 25, 2014 and April 26, 2013
(Dollars in thousands, except per share amounts)

The following information provides reconciliations of non-GAAP financial measures from operations presented in the accompanying news release to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The company has provided non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying news release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the news release. The non-GAAP financial measures in the accompanying news release may differ from similar measures used by other companies. The following tables reconcile gross profit, operating expense, earning before interest and taxes (EBIT), net income, net income per common share - diluted, and diluted  earnings per share (EPS) guidance for the periods presented (GAAP financial measures) to adjusted gross profit, adjusted operating expense, adjusted earning before interest and taxes (EBIT), adjusted net income, adjusted net income per common share - diluted, and adjusted diluted  earnings per share (EPS) guidance (non-GAAP financial measures) for the periods presented.

	Three Months Ended			Three Months Ended
	April 25, 2014			April 26, 2013
	Dollars	% of Net Sales		Dollars	% of Net Sales

Coatings Segment
Earnings Before Interest and Taxes (EBIT)	$98,047	16.3%		$80,236	14.9%
Restructuring Charges - Cost of Sales	2,468	0.4%		2,414	0.4%
Restructuring Charges - Operating Expense	171	0.0%		311	0.1%
Adjusted EBIT	$100,686	16.7%		$82,961	15.5%

Paints Segment
EBIT	$50,423	10.7%		$52,902	12.1%
Restructuring Charges - Cost of Sales	5,828	1.2%		4,255	1.0%
Restructuring Charges - Operating Expense	508	0.1%		1,932	0.4%
Adjusted EBIT	$56,759	12.0%		$59,089	13.5%

Other and Administrative
EBIT	$(5,714)	(10.2%	)	$(2,645)	(4.7%	)
Restructuring Charges - Cost of Sales	(27)	(0.0%	)	—	0.0%
Restructuring Charges - Operating Expense	(92)	(0.2%	)	408	0.7%
Adjusted EBIT	$(5,833)	(10.5%	)	$(2,237)	(4.0%	)

Total
Gross Profit	$380,758	33.7%		$338,553	32.8%
Restructuring Charges - Cost of Sales	8,269	0.7%		6,669	0.6%
Adjusted Gross Profit	$389,027	34.4%		$345,222	33.5%

Operating Expenses	$237,684	21.0%		$208,033	20.2%
Restructuring Charges - Operating Expense	(587)	(0.1%	)	(2,651)	(0.3%	)
Adjusted Operating Expenses	$237,097	21.0%		$205,382	19.9%

EBIT	$142,756	12.6%		$130,493	12.7%
Restructuring Charges - Total	8,856	0.8%		9,320	0.9%
Adjusted EBIT	$151,612	13.4%		$139,813	13.6%

Net Income	$85,959			$76,908
After Tax Restructuring Charges - Total	6,661			6,415
Adjusted Net Income	$92,620			$83,323

Net Income per Common Share - diluted	$0.99			$0.84
Restructuring Charges - Total	0.08			0.07
Adjusted Net Income per Common Share - diluted	$1.07			$0.91

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THE VALSPAR CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)
For the Six Months Ended April 25, 2014 and April 26, 2013
(Dollars in thousands, except per share amounts)

	Six Months Ended			Six Months Ended
	April 25, 2014			April 26, 2013
	Dollars	% of Net Sales		Dollars	% of Net Sales

Coatings Segment
Earnings Before Interest and Taxes (EBIT)	$168,022	14.6%		$154,576	14.9%
Restructuring Charges - Cost of Sales	6,733	0.6%		2,414	0.2%
Restructuring Charges - Operating Expense	4,526	0.4%		311	0.0%
Adjusted EBIT	$179,281	15.6%		$157,301	15.2%

Paints Segment
EBIT	$81,420	9.8%		$75,445	9.8%
Restructuring Charges - Cost of Sales	7,603	0.9%		4,255	0.6%
Restructuring Charges - Operating Expense	1,552	0.2%		1,932	0.3%
Adjusted EBIT	$90,575	10.9%		$81,632	10.6%

Other and Administrative
EBIT	$(11,497)	(11.3%	)	$(6,947)	(6.6%	)
Restructuring Charges - Cost of Sales	39	0.0%		—	0.0%
Restructuring Charges - Operating Expense	209	0.2%		408	0.4%
Adjusted EBIT	$(11,249)	(11.0%	)	$(6,539)	(6.2%	)

Total
Gross Profit	$699,811	33.5%		$632,904	33.2%
Restructuring Charges - Cost of Sales	14,375	0.7%		6,669	0.3%
Adjusted Gross Profit	$714,186	34.2%		$639,573	33.5%

Operating Expenses	$461,177	22.1%		$408,853	21.4%
Restructuring Charges - Operating Expense	(6,287)	(0.3%	)	(2,651)	(0.1%	)
Adjusted Operating Expenses	$454,890	21.8%		$406,202	21.3%

EBIT	$237,945	11.4%		$223,074	11.7%
Restructuring Charges - Total	20,662	1.0%		9,320	0.5%
Adjusted EBIT	$258,607	12.4%		$232,394	12.2%

Net Income	$139,512			$131,937
After Tax Restructuring Charges - Total	14,242			6,415
Adjusted Net Income	$153,754			$138,352

Net Income per Common Share - diluted	$1.60			$1.44
Restructuring Charges - Total	0.17			0.07
Adjusted Net Income per Common Share - diluted	$1.77			$1.51

Reconciliation of Fiscal 2014 Annual Adjusted Diluted EPS Guidance
Diluted EPS Guidance				$3.68 - $3.83
Restructuring Charges				0.27 - 0.32
Adjusted Diluted EPS Guidance				$3.95 - $4.15

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